                         Supplement Dated June 2, 1999

                     To Prospectus Dated November 30, 1998

                       Holland Balanced Fund (the "Fund")


                             Change in Distributor

     As of June 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") replaced AMT Capital Securities, L.L.C. as the distributor of the Fund's shares. The distributor is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. All references in the Prospectus to the distributor shall refer to ALPS.

                     Change in Administrator and Custodian

     As of June 1, 1999, State Street Bank and Trust Company ("State Street"), replaced Investors Capital Services, Inc. as the Fund's administrator and replaced Investors Bank and Trust Company as custodian and fund accounting agent. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. All references in the Prospectus to the administrator, custodian and fund accounting agent shall refer to State Street.

The following information replaces similar information on the cover page of the Prospectus dated November 30, 1998.

     Shares may be purchased directly from ALPS Mutual Funds Services, Inc. (the "Distributor"), 370 17th Street, Suite 3100, Denver, Colorado 80202, by contacting the transfer agent at 1-800-30-HOLLAND (800-304-6552), or from securities dealers which have entered into selected dealer agreements with the distributor. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $500. See "Purchase of Shares." A shareholder may redeem his or her shares at any time at their net asset value. See "Redemption of Shares."

The paragraph under heading "Administrator" in the Prospectus is deleted in its entirety and supplemented as follows:

Administrator and Custodian

     State Street Bank and Trust Company ("State Street") acts as the Fund's administrator pursuant to the Administration Agreement, dated as of June 1, 1999 (the "Administration Agreement"). Pursuant to the Administration Agreement, State Street is responsible for providing administrative services to the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including certain accounting, clerical, bookkeeping, custodial, transfer agency, dividend disbursing, compliance and related services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission (the "Commission").

     State Street also acts as the Fund's custodian pursuant to the Custodian Agreement, dated as of June 1, 1999 (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

     For its services performed under the Administration Agreement and the Custodian Agreement, the Fund pays State Street a fee of 0.14% for the first $100 million in net assets, 0.11% for the next $100 million and 0.08% for net assets in excess of $200 million. Pursuant to the Agreements, State Street will be paid minimum aggregate annual fees of approximately $100,000 for administrative and custodian services.

                         Supplement Dated June 2, 1999

         To Statement of Additional Information Dated November 30, 1998
                       Holland Balanced Fund (the "Fund")

                             Change in Distributor

     As of June 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") replaced AMT Capital Securities, L.L.C. as the distributor of the Fund's shares. The distributor is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. All references in the Statement of Additional Information to the distributor shall refer to ALPS.

                     Change in Administrator and Custodian

     As of June 1, 1999, State Street Bank and Trust Company ("State Street"), replaced Investors Capital Services, Inc. as the Fund's administrator and replaced Investors Bank and Trust Company as custodian and fund accounting agent. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. All references in the Statement of Additional Information to the administrator, custodian and fund accounting agent shall refer to State Street.

The paragraph under the heading "Administrator" in the Statement of Additional Information is deleted in its entirety and supplemented as follows:

Administrator

     State Street acts as the Fund's administrator pursuant to the Administration Agreement, dated as of June 1, 1999 (the "Administration Agreement"). Pursuant to the Administration Agreement, State Street is responsible for providing administrative services to the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other then investment advisory activities, including certain accounting, clerical, bookkeeping, custodial, transfer agency, dividend disbursing, compliance and related services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission (the "Commission").

The paragraph under the heading "Custodian and Fund Accounting Agent" in the Statement of Additional Information is deleted in its entirety and supplemented as follows:

     State Street also acts as the Fund's custodian pursuant to the Custodian Agreement, dated as of June 1, 1999 (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

     For its services performed under the Administration Agreement and the Custodian Agreement, the Fund pays State Street a fee of 0.14% for the first $100 million in net assets, 0.11% for the next $100 million and 0.08% for net assets in excess of $200 million. Pursuant to the Agreements, State Street will be paid minimum aggregate annual fees of approximately $100,000 for administrative and custodian services.